UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2013

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

Attached to this Current Report on Form 8-K is a copy of a postcard, dated June 3, 2013 (the “CMG Mailing”), from Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), to its stockholders (the “Stockholders”) regarding a recent, unsolicited “mini-tender offer” by CMG Partners, LLC and its affiliates to purchase shares of the Company’s common stock for $5.00 per share (the “CMG Offer”).  The full text of the CMG Mailing is attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby is incorporated by reference into this Item 8.01.

In the CMG Mailing, the Board of Directors of the Company recommends that the Stockholders reject the CMG Offer for the reasons described in the CMG Mailing.  The Company advises Stockholders to read and consider the CMG Mailing before deciding whether to participate in the CMG Offer.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                Exhibits

99.1         Inland American Real Estate Trust, Inc. postcard to stockholders, dated June 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	May 31, 2013	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Inland American Real Estate Trust, Inc. postcard to stockholders, dated June 3, 2013